--------------------------------------------------------------------------------

--------------------------------------------------------------------------------







                                  ANNUAL REPORT








================================================================================

                            Electric City Value Fund

================================================================================




















                                 August 31, 2001

(Graphic Omitted)



Letter to Shareholders

To Our Shareholders:

Portfolio Summary and Performance History

On August 31, 2001 the Electric City Value Fund ("ECVF", "Electric City", or the "Fund") had 46 holdings in the fund, in addition to cash and equivalents and 2 covered call options written. The audited net asset value was $12.70 per share. The fiscal year total return was 7.18%.

A complete list of the fund's holdings is available for your review on the accompanying Schedule of Investments.

Since the fund's December 30, 1999 inception, through its fiscal year ending August 31, 2001, the fund appreciated by 27.65% versus losses of -22.57% for the Standard & Poor's 500 Index and -19.27% for the Russell 3000(R) Index.

The key to "building wealth"

Our fund objective is to seek "to build shareholder wealth by maximizing the total return of the Fund's portfolio." The key to building wealth is to invest capital in a manner that results in a "real return", a return in excess of inflation. If we are successful in achieving a return above inflation, we will build purchasing power, which is what financial wealth is.

From January 1, 2000 through August 31, 2001 our fund achieved a total return of 27.02% and according to the most recent data the Consumer Price Index (CPI) increased by 5.27%. As a result, relative to the CPI, the Fund has increased shareholder wealth by 20.66% during this period.

Our Successes and a Failure

In managing the Fund, we have successfully utilized an option strategy that has been beneficial. This strategy is commonly referred to as "covered call writing". For those not familiar with options, Barron's Dictionary of Finance and Investment Terms defines an option as the "right to buy or sell property that is granted in exchange for an agreed-upon sum. If the right is not exercised after a specified period, the option expires and the option buyer forfeits the money."

There is a common misimpression that options are only used for speculation. While there are speculative uses of options, there are also many strategies that emphasize the risk management and income potential of a properly executed option transaction.

To better understand the covered call concept, pretend that you are the owner of an undeveloped rural parcel of land, which you purchased for $100,000 for personal use. Recently, rumor of a potential change in zoning regulations that would result in a significant increase in the value of your parcel has resulted in comparable parcels being valued at $200,000.

A local developer has approached you with an offer to buy the parcel for $200,000, which you have rejected based on the possibility of the zoning change and the potential additional increase in value. The developer then suggests purchasing an option on your parcel. He has offered a payment of $10,000 (option premium) for the option to buy the property for $250,000 (exercise or strike price) anytime over the next twelve months (expiration period).

Since the $10,000 premium is paid to you immediately and the exercise price ($250,000) is 25% higher than his original purchase offer, you find the offer quite acceptable and conclude the transaction. You have just entered into the equivalent of a "covered call writing" transaction. Let's break it down further.

     1. You are "covered" because you own the underlying asset, the parcel of land. If you entered into the agreement without owning the underlying asset, you would have been "naked".
     2. A "call" is the right to buy an asset. A "put" is the right to sell an asset.
     3. As the selling party in the transaction you are "writing", or selling, the option.

Here are four scenarios at the end of the twelve months that will further explain the potential risks and rewards of the option transaction.

     1. The rumor of a change in zoning was false and comparable parcels are now worth $150,000. With the benefit of hindsight, you would have been better off taking the original offer of $200,000, but you have offset the reduction in value of $50,000 by $10,000 since the option premium is yours to keep.
     2. Rumors are still flying and comparable properties are still worth $200,000. However, there is no reason for the developer to exercise the option and pay you $250,000, so it expires and you keep the $10,000. A nice return of 5% for what was otherwise a non-income producing asset.
     3. The rumored zoning change is now going through the adoption process. As a result comparable parcels are worth $230,000. However, there is no reason for the developer to exercise the option and pay you $250,000, so it expires and you keep the $10,000. You now can keep the parcel, sell it, or sell another option against it.
     4. The zoning change has been adopted and now the rural parcel is zoned for residential development. As a result, comparable parcels are now worth $300,000. The developer exercises his right to buy your parcel for $250,000. You also keep the $10,000 premium. While you lost $50,000 of upside potential in exchange for the $10,000 premium, you are satisfied since there was no guarantee a year ago that the rumor was true.

The Fund enters into these types of covered call positions on occasion, typically when the underlying common stock is at or near a price that we would be perfectly content to receive in an outright sale. On the accompanying Statement of Operations you will see that the Fund realized gains on options transactions of $8949 during the fiscal year. The Schedule of Investments indicates that there were two open covered call positions at the end of the fiscal year, written against shares of Ford Motor Company and Toys R Us. Additional disclosure concerning options transactions is in the notes section of this report.

An example of a covered call transaction in the Fund is a May 17, 2001 sale of 5 (equates to 500 shares) July 35 Calls against our position in Valassis Communications (VCI). On that date VCI closed at $35.28. We received a price of $2.30 for a total of $1150, not including the commissions and fees involved.

At expiration on July 20, 2001 (64 days later), VCI closed at $34.26. Obviously, the owner of the call chose not to exercise his right to buy our 500 shares at $35.00. We kept our stock and the premium received. While the VCI closing prices indicate a loss of $1.02 per share during that time period, our receipt of the $2.30 per share in premium offset that and then some. Had the price remained above $35.00 at expiration, we would have been satisfied as well.

A failure that we recognized recently was our investment in Frontline Capital Group (FLCG). FLCG is a holding company, which develops and manages companies servicing small and medium-size enterprises and mobile workforces of larger companies. At their peak, FLCG was one of the largest operators of office suite complexes in the world.

We started buying FLCG in April 2000 and eventually owned shares at an average cost of $15.78. In the spring of 2001 it became clear to me that the bursting of the internet bubble and the over-leveraged capital structure of the company would not enable FLCG to continue in manner which was likely to result in an operational turnaround. Recognizing this, possibly belatedly, the position was closed out in May 2001 at an average price of $6.34.

While painful, compared to a recent closing price of $0.15, yes that is 15 cents, our sale decision at least proved to be correct.

Thank you!

Please don't hesitate to call us if you have any questions about your account or want to discuss the fund. Our Shareholder Services Department can be reached by calling 1-800-453-6556. I can be reached at 518-370-0289.

We have concluded our second fiscal year and appreciate your continued trust and confidence. We hope that in the years to come we will be able to repay you by achieving our fund objective of building shareholder wealth.


/S/ James W. Denney

James W. Denney
President and Portfolio Manager
Electric City Value Fund




================================================================================
Electric City Value Fund
================================================================================
                                                        Schedule of Investments
                                                                August 31, 2001
--------------------------------------------------------------------------------
 Shares/Principal Amount                            Market Value    % of Assets
--------------------------------------------------------------------------------
 COMMON STOCKS
 Advertising
    2,000 Valassis Communications, Inc. *              $ 70,840           3.69%
                                                    -----------

 Apparel / Accessories
    1,300 Liz Claiborne, Inc.                            68,185           3.55%
                                                    -----------

 Audio & Video Equipment
    7,000 Rockford Corporation *                         50,050           2.61%
                                                    -----------

 Auto & Truck Manufacturers
    3,000 Ford Motor  Co.                                59,610
      300 General Motors                                 16,425
    2,000 Visteon  Corporation                           34,200
                                                    -----------
                                                        110,235           5.74%

 Beverages
    4,000 Central European Distribution*                 26,120           1.36%
                                                    -----------

 Broadcasting & Cable TV
    1,000 General Motors Class H (Hughes Electronics) *  18,650
    3,500 Sirius Satellite Radio *                       23,275
    3,300 XM Satellite Radio Holdings Inc.'A'*           33,165
                                                    -----------
                                                         75,090           3.91%

 Communications Services
    1,600 Crown Castle International *                   16,304
    1,500 Verizon Communications                         75,000
      800 WorldCom Inc.*                                 10,288
       44 WorldCom MCI Group                                567
                                                    -----------
                                                        102,159           5.32%

 Computer Services
   10,000 Hoover's *                                     32,200
    2,000 Multex.com *                                    6,340
                                                    -----------
                                                         38,540           2.01%

 Conglomerates
    1,500 Honeywell Inc.                                 55,890           2.91%
                                                    -----------

 Electric Utilities
    1,000 Niagara Mohawk Holdings *                      17,440           0.91%
                                                    -----------

 Electronic Instruments & Controls
    1,800 Bel Fuse, Class B                              43,146           2.25%
                                                    -----------

 Fish / Livestock
    2,600 Tejon Ranch *                                  67,730           3.53%
                                                    -----------

 Food Processing
    9,000 Galaxy Nutritional Foods *                     60,750           3.17%
                                                    -----------

 Footwear
    2,500 Stride Rite                                    21,250           1.11%
                                                    -----------

 Hotels and Motels
    5,000 Suburban Lodges of America, Inc.*              38,950           2.03%
                                                    -----------

 Investment Services
    1,300 Value Line, Inc.                               57,200           2.98%
                                                    -----------

 Oil & Gas Operations
    7,400 Mallon Resources Corporation*                  34,780           1.81%
                                                    -----------

 Personal and Household Products
   17,000 Decorator Industries                           56,100           2.92%
                                                    -----------

 Personal Services
      700 Pre-Paid Legal Services, Inc.*                 15,596
    3,800 Steiner Leisure Ltd*                          100,624
                                                    -----------
                                                        116,220           6.06%

 Pharmaceuticals
      600 Merck & Co. Inc.                               39,060           2.03%
                                                    -----------

 Property and Casualty Insurance
    1,900 Allstate Corp.                                 64,467
       40 Berkshire Hathaway, Inc. Class B *             92,480
                                                    -----------
                                                        156,947           8.18%

 Real Estate
    1,000 Consolidated Tomoka Land Co.                   25,400           1.32%
                                                    -----------

 Recreational Services
    2,000 Disney (Walt) Co.                              50,860           2.65%
                                                    -----------

 Regional Banks
    1,100 Banknorth Group, Inc.                          24,200
    1,804 Community Bank System, Inc.                    50,422
                                                    -----------
                                                         74,622           3.89%

 Retail (Specialty)
    5,000 OfficeMax *                                    23,400
    1,100 Toys R Us, Inc. *                              26,323
                                                    -----------
                                                         49,723           2.59%

 Savings & Loans / Savings Banks
    1,400 Flagstar Bancorp, Inc.                         30,772
    1,000 Washington Mutual, Inc.                        37,440
                                                    -----------
                                                         68,212           3.55%

 Scientific & Technical Instruments
      500 Trimble Navigation Ltd*                         8,250           0.43%
                                                    -----------

 Semiconductors
    1,500 Axcelis Technologies , Inc.*                   20,925           1.09%
                                                    -----------

 Software & Programming
   30,000 IFS International Holdings, Inc.* (a)          10,500
   20,000 Insightful Corporation                         74,000
                                                    -----------
                                                         84,500           4.40%

 Water Transportation
    1,800 Alexander & Baldwin                            47,250           2.46%
                                                    -----------



 Total for Common Stock (Cost $1,533,862)             1,736,424          90.47%
                                                    ===========

 PREFERRED STOCKS
      400 Provident Capital Trust III 10.25%             10,468
    1,000 Provident Capital Trust IV 9.45%               25,900
                                                    -----------
                                                         36,368           1.89%


 Total for Preferred Stock (Cost $35,000)                36,368           1.89%
                                                    ===========


 CASH AND EQUIVALENTS

  141,608 Firstar U.S.Treasury Money Market
            Fund 2.82% (Cost $141,608)                  141,608           7.38%
                                                    -----------


          Total Investments                           1,914,400          99.74%
            (Identified Cost $ 1,710,470)           -----------


          Other Assets Less Liabilities                   4,976           0.26%
                                                    -----------

          Net Assets                                $ 1,919,376         100.00%
                                                    ===========


CALL OPTIONS WRITTEN
                                                  Shares Subject
Common Stocks/Expiration Date/Exercise Price         to call         Fair Value
                                                 ---------------     ----------

Ford Motor Co./September 2001/$25.00                      1,500        $     75
ToysR Us, Inc./ September 2001/$35.00                       600             120
                                                                      ----------
 Total (Premiums Received $2,008)(Note 9)                              $    195
                                                                      ==========





   (a) An Officer of the Adviser is also a board member of IFS International Holdings, Inc.

================================================================================
Electric City Value Fund
================================================================================

Statement of Assets and Liabilities
     August 31, 2001

Assets
     Investment Securities at Market Value                          $ 1,914,400
          (Identified Cost $ 1,710,470)
     Cash                                                                 5,000
     Receivables:
          Dividends and Interest                                          2,792
                                                               -----------------
               Total Assets                                           1,922,192

Liabilities
     Administrative Fees                                                  1,112
     Investment Advisory Fees                                             1,509
     Covered Call Options Written (premiums received $2008)                 195
                                                               -----------------
           Total Liabilities                                              2,816
                                                               -----------------

Net Assets                                                          $ 1,919,376
                                                               =================

Net Assets Consist of:
     Capital Paid In                                                  1,723,866
     Accumulated Net Investment Loss                                       (109)
     Accumulated Undistributed Realized
        Gain (Loss) on Investments - Net                                (10,124)
     Unrealized Appreciation in Value
        of Investments Based on Identified Cost - Net                   205,743
                                                               -----------------
Net Assets, for 151,172 Shares Outstanding                          $ 1,919,376
                                                               =================


     Net Asset Value Per Share ($1,919,376/151,172 shares)              $ 12.70

================================================================================
 Electric City Value Fund
================================================================================

 Statement of Operations
 For the year ending August 31, 2001

Investment Income:
     Dividends                                                     $     16,435
     Interest                                                             6,901
                                                               -----------------
          Total Investment Income                                        23,336
Expenses: (Note 2)
     Management Fees                                                     12,932
     Administrative Fees                                                  9,530
                                                               -----------------
          Total Expenses                                                 22,462

Net Investment Income                                                       874
                                                               -----------------


Realized and Unrealized Gain (Loss) on Investments:
     Realized Gain (Loss) on Investments                                (17,749)
     Realized Gain (Loss) on Options Transactions                         8,949
     Unrealized Appreciation (Depreciation) on Investments              107,166
                                                                  --------------
Net Realized and Unrealized Gain (Loss) on Investments and Options       98,366

Net Increase (Decrease) in Net Assets from Operations             $      99,240
                                                                 ===============

================================================================================
Electric City Value Fund
================================================================================

Statement of Changes in Net Assets
                                                                                 9/1/2000         12/30/99*
                                                                                    to                to
                                                                                8/31/2001         8/31/2000
From Operations:
     Net Investment Income                                                  $           874   $         2,927
     Net Realized Gain (Loss) on Investments                                        (17,749)             (112)
     Net Realized Gain (Loss) on Option Transactions                                  8,949                 0
     Net Unrealized Appreciation (Depreciation)                                     107,166            98,577
                                                                            ---------------   ---------------
     Increase (Decrease) in Net Assets from Operations                               99,240           101,392
From Distributions to Shareholders:
      Net Investment Income                                                          (3,910)                0
      Net Realized Gain from Security Transactions                                   (1,212)                0
                                                                            ----------------- ---------------
      Change in Net Assets from Distributions                                        (5,122)                0
From Capital Share Transactions:
     Proceeds From Sale of Shares                                                   857,545           949,667
     Shares Issued on Reinvestment of Dividends                                       5,035                 0
     Cost of Shares Redeemed                                                        (68,959)          (19,422)
                                                                            ---------------   ---------------
Net Increase from Shareholder Activity                                              793,621           930,245

Net Increase  in Net Assets                                                         887,739         1,031,637
                                                                            ---------------   ---------------

Net Assets at Beginning of Period                                                 1,031,637                 0
Net Assets at End of Period (including accumulated undistributed net
investment income (loss) of  $(109) and $2,927, respectively)                $    1,919,376   $     1,031,637
                                                                            ===============   ===============

Share Transactions:
     Issued                                                                          70,111            88,415
     Reinvested                                                                         455               -
     Redeemed                                                                        (6,009)           (1,800)
                                                                            ---------------   ---------------
Net increase (decrease) in shares                                                    64,557            86,615
Shares outstanding beginning of period                                               86,615               -
                                                                            ---------------   ---------------
Shares outstanding end of period                                                    151,172            86,615
                                                                            ===============   ===============

*commencement of operations

================================================================================
 Electric City Value Fund
================================================================================

Financial Highlights
Selected data for a share outstanding throughout the period:
                                                     9/1/2000      12/30/99*
                                                       to             to
                                                    8/31/2001      8/31/2000
Net Asset Value -
     Beginning of Period                               $11.91         $10.00
Net Investment Income                                    0.01           0.07
Net Gains or Losses on Securities
     (realized and unrealized)                           0.83           1.84
                                                        -----           ----
Total from Investment Operations                         0.84           1.91
Distributions
     (from net investment income)                       (0.04)          0.00
     (from capital gains)                               (0.01)          0.00
                                                        ------          ----
Total from Distributions                                (0.05)          0.00
Net Asset Value -
     End of Period                                     $12.70         $11.91

Total Return                                             7.18%         19.10%(a)
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)                  1,919          1,032

Ratio of Expenses to Average Net Assets                  1.65%          1.65%(b)
Ratio of Net Income to Average Net Assets                0.06%          1.02%(b)
Portfolio Turnover Rate                                 69.81%         64.07%(b)




(a) For a period of less than one year , total return is not annualized
(b) Annualized
* Commencement of Operations

--------------------------------------------------------------------------------
ELECTRIC CITY VALUE FUND
--------------------------------------------------------------------------------
                                                   Notes to Financial Statements
                                                                 August 31, 2001


  1.)Significant Accounting Policies
     Electric City Funds Inc. (the "Company") is a diversified, open-end management Investment Company. The Company was organized in Maryland as a corporation and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. At present, there is only one series authorized by the Company, which series has been designated as Electric City Value Fund (the "Fund"). The Fund's primary investment objective is to build shareholder wealth by maximizing the total return of the Fund's portfolio. Total return is derived by combining the total changes in the principal value of all the Fund's investment with the total dividends and interest paid to the Fund. Significant accounting policies of the Fund are presented below:

     Security Valuation:
     The Fund intends to invest in a wide variety of equity and debt securities. The investments in securities are carried at market value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Short-term investments are valued at amortized cost, which approximates market. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Directors. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

     SECURITY TRANSACTION TIMING:
     Security transactions are recorded on the dates transactions are entered into (the trade dates). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. The Fund uses the identified cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

     Income Taxes:
     It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

     ESTIMATES:
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     OPTION WRITING:
     When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting the closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.


  2.)Investment Advisory Agreement
     The Fund has entered into an investment advisory and administration agreement with Mohawk Asset Management, Inc. (the "Adviser"). The Fund is authorized to pay the Adviser a fee equal to an annual average rate of 0.95% for investment advisory services and a fee equal to an annual average rate of 0.70% for administrative fees. As a result of the above calculation, for the year ending August 31, 2001, the Adviser earned management fees totaling $12,932 and administrative fees totaling $9,530.

  3.)Related Party Transactions
     Control persons of Mohawk Asset Management, Inc. also serve as directors of the Company. These individuals receive benefits from the Adviser resulting from the advisory and administration fees paid to the Adviser of the Fund. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of August 31, 2001, Waterhouse Securities Corporation beneficially owned 76% of the Fund.

  4.)Distribution Plan
     The Fund has adopted a distribution plan in accordance with Rule 12b-1 under the Investment Company Act of 1940. During the year ending August 31, 2001 the plan had not been implemented.

  5.)Capital Stock And Distribution
     At August 31, 2001, the Company was authorized to issue 100,000,000 shares of capital stock ($.0001 par value). The Company has classified and registered for sale up to 25,000,000 shares of the Fund. Paid in capital at August 31, 2001 was $1,723,866.

  6.)Purchases and Sales of Securities
     During the year ending August 31, 2001, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $1,657,627 and $842,148 respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0 respectively.

  7.)SECURITY tRANSACTIONS
     For Federal income tax purposes, the cost of investments owned at August 31, 2001 $1,717,320. The difference between book cost and tax cost consists of wash sales in the amount of $6,850. At August 31, 2001, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

   Appreciation         (Depreciation)         Net Appreciation (Depreciation)
   ------------         --------------         -------------------------------
     304,218               (98,475)                       205,743

  8.)CALL OPTIONS WRITTEN
     As of August 31, 2001, portfolio securities valued at $61,393 were held in escrow by the custodian as cover for call options written by the Fund. Transactions in options written during the year ended August 31, 2001.

                                                      Number Of Contracts               Premiums Received
    Options outstanding at August 31, 2000                     0                                0
    Options written                                           115                            14,572
    Options terminated in closing
       purchase transactions                                  (5)                             (464)
    Options expired                                           (70)                          (10,282)
    Options exercised                                         (19)                           (1,818)
                                                              ----                           -------
    Options outstanding at
       August 31, 2001                                         21                             2,008

To The Shareholders and Trustees
Electric City Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of the Electric City Funds, Inc. (comprised of the Electric City Value Fund) as of
December 27, 1999. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of assets and liabilities presentation. Our procedures included confirmation of cash held by the custodian as of December 27, 1999, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of the Electric City Value Fund as of December 27, 1999, in conformity with generally accepted accounting principles.


/S/ McCurdy & Associates CPA's, Inc.


McCurdy & Associates CPA's, Inc.
Westlake, Ohio
December 27, 1999

--------------------------------------------------------------------------------


                               Board of Directors
                                 James W. Denney
                                 Bill R. Werner
                                Michael J. Massey
                              Albert P. Jurczynski
                                Joseph D. Condon

                               Investment Adviser
                          Mohawk Asset Management, Inc.
                               112 Erie Boulevard
                              Schenectady, NY 12305

                             Dividend Paying Agent,
                         Shareholders' Servicing Agent,
                                 Transfer Agent
                           Mutual Shareholder Services
                           8869 Brecksville Rd.,Ste C
                             Brecksville, Ohio 44141

                                    Custodian
                               Firstar Bank, N.A.
                                 P.O. Box 640994
                           Cincinnati, Ohio 45264-0994

                                     Counsel
                           David Jones & Assoc., P.C.
                        1288 Valley Forge Road, Suite 87
                             Valley Forge, PA 19482

                              Independent Auditors
                        McCurdy & Associates CPA's, Inc.
                                27955 Clemens Rd
                              Westlake, Ohio 44145




   This report is provided for the general information of the shareholders of the Electric City Value Fund. This report is not intended for distribution to prospective investors in the funds, unless preceded or accompanied by an effective prospectus.